UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM N-CSR

__________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23318

__________________

Tax-Exempt Private Credit Fund, Inc.
(Exact name of registrant as specified in charter)

__________________

5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Jeff Kruske
5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Name and address of agent for service)

__________________

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

Item 1. Report to Stockholders.

(a)     The Report to Shareholders is attached herewith.

2025 Semi-Annual Report

March 31, 2025

Tax-Exempt Private Credit Fund, Inc.

Institutional Class Shares — TSIFX

www.tortoisecapital.com

This semi-annual shareholder report contains important information about the Fund for the six-month reporting period ending March 31, 2025. You can find additional information about the Fund at https://www.tortoisecapital.com/.

You can also request this information by calling 1-855-TCA-FUND (855-822-3863) or by sending an email request to info@tortoisecapital.com. If you hold fund shares through a financial intermediary, the Fund’s reports to shareholders and other information about the Fund are available from your financial intermediary.

Tax-Exempt Private Credit Fund, Inc. 2025 Semi-Annual Report
Investments by asset type as of 3/31/2025	Sector allocation as of 3/31/2025

(unaudited)

2

2025 Semi-Annual Report | March 31, 2025

Letter to Investors

Dear investor,

On October 24, 2024, the Fund held a special meeting of shareholders, during which shareholders approved a Plan of Liquidation and Termination. Under this plan, the Fund will seek to conduct an orderly liquidation to harvest the value of its assets, settle outstanding debts, and make liquidating distributions to shareholders.

The Fund currently anticipates returning liquidation proceeds through quarterly distributions, with the goal of liquidation by mid-2027. This timeline is subject to market conditions. The final liquidation date may occur earlier or later than projected.

As of the semi-annual reporting period ended March 31, 2025, the Fund successfully exited sixteen portfolio investments — fifteen of which were privately sourced credit investments. These liquidations resulted in a significant interest income distribution paid to shareholders on February 28, 2025, followed by a special liquidating distribution paid on April 22, 2025.

Management remains focused on liquidating the remaining portfolio expeditiously while preserving value for shareholders. Several significant transactions are expected to close in the second half of fiscal year 2025.

(unaudited)

3

Tax-Exempt Private Credit Fund, Inc.

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

4

2025 Semi-Annual Report | March 31, 2025

Expense Example

As a shareholder of the Ecofin Tax-Exempt Private Credit Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2024 — March 31, 2025).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value October 1, 2024	Ending Account Value March 31, 2025	Expenses Paid During Period(1) October 1, 2024 to March 31, 2025
Actual(2)(3)	$1,000.00	$994.90	$10.35
Hypothetical (5% return before expenses)(4)	$1,000.00	$1,014.56	$10.45

(1) Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% multiplied by the average account value over the period, multiplied 183/365 to reflect the one-half year period.

(2) Based on the actual returns for the six month period ended March 31, 2025 of -0.51%.

(3) Excluding interest expense, the actual expenses would be $10.35.

(4) Excluding interest expense, the hypothetical expenses would be $10.45.

(unaudited)

5

Value of $10,000 vs. Bloomberg High Yield Muni Bond Index (unaudited)

Since inception on March 26, 2018 through March 31, 2025

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-822-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2025

	1-Year	3-Year	5-Year	Since Inception(1)
Tax-Exempt Private Credit Fund	-0.18%	0.33%	2.05%	1.89%
Bloomberg High Yield Muni Bond Index(2)	5.59%	2.86%	4.31%	4.16%

(1) Inception date of the Fund was March 26, 2018.

(2) The Bloomberg High Yield Muni Bond Index is composite index which has a 25% weighting in investment-grade triple-B bonds and 75% weighting in non-investment grade bonds. In addition, 75% of the index is in bonds issued as part of transactions of at least $100 million in size. This index can not be invested in directly.

Management’s Discussion of Fund Performance

The Tax-Exempt Private Credit Fund underperformed the Bloomberg High Yield Municipal Bond Index for the first six months of the fiscal year. The Fund produced a total return of (0.51)% for the first six months of the fiscal year. Income provided the core component of return generation, with an income stream of 7.99% reduced by a NAV decrease of (8.50)%. The quarterly distribution rate as of March 31, 2025, was 34.65% due to a recent significant liquidation of a distressed portfolio asset.

The Fund’s recent liquidations of portfolio assets in addition to valuation updates to several distressed assets contributed to the returns experienced by the fund during the period.

The Fund is no longer reinvesting into new assets as it raised the liquidity level to manage the latest repurchase offer. Additionally, effective on October 24, 2024, the Fund’s shareholders approved a Plan of Liquidation and Termination whereby the Fund will seek to conduct an orderly liquidation to harvest the value of its assets, pay debts, and make liquidating distributions to Fund shareholders.

6

2025 Semi-Annual Report | March 31, 2025
Schedule of Investments (unaudited) March 31, 2025
	Par	Value
Municipal Bonds — 81.1%
Arizona — 29.4%
Arizona Industrial Development Authority
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)(f)	$21,660,000	$22,645,556
0.00%, 02/01/2026 (Obligor: Dove Mountain Senior Living)(a)(b)(f)	3,095,000	2,743,352
Maricopa County Industrial Development Authority,
6.75%, 07/01/2033 (Obligor: New Learning Ventures)	944,000	899,631
		26,288,539
Colorado — 3.2%
Colorado Educational & Cultural Facilities Authority,
7.50%, 12/15/2030 (Obligor: Ability Connection Colorado)(b)	2,905,000	2,861,040
Florida — 26.6%
Capital Trust Agency Inc.
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series A)(a)(b)(f)	8,425,000	5,627,752
0.00%, 11/15/2025 (Obligor: Championship Charter School I — Series B)(a)(b)(f)	485,000	323,971
Florida Development Finance Corp.
7.00%, 08/01/2032 (Obligor: Academir Charter School)(b)	2,700,000	2,730,501
5.51%, 07/01/2049 (Obligor: The Athenian Academy)(a)(b)	15,925,000	15,128,750
		23,810,974
Ohio — 0.7%
County of Shelby, Ohio, 8.00%, 04/15/2055 (Obligor: SLF Sidney Obligation Group)(b)	660,000	646,252
Pennsylvania — 2.3%
Pennsylvania Economic Development Financing Authority,
8.50%, 12/01/2039 (Obligor: Earthcare Bethel LLC)(b)(c)(d)	2,025,000	2,079,044
Wisconsin — 18.9%
Public Finance Authority
0.00%, 06/30/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	10,980,000	6,917,400
	Par	Value
Wisconsin (continued)
0.00%, 06/30/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	$5,520,000	$3,477,600
0.00%, 06/30/2025 (Obligor: Montage Living Obligation Group)(b)(f)(g)	5,060,000	3,187,800
0.00%, 06/30/2025 (Obligor: Landings of Douglas — Series C)(a)(b)(f)	1,255,000	13,625
0.00%, 06/30/2025 (Obligor: Landings of Douglas — Series D)(a)(b)(f)	75,000	814
0.00%, 06/30/2025 (Obligor: Gardens of Waterford — Series C)(a)(b)(f)	1,185,000	0
0.00%, 06/30/2025 (Obligor: Gardens of Waterford — Series D)(a)(b)(f)	75,000	0
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series A)(a)(b)(f)(h)	1,610,000	187,536
0.00%, 01/01/2029 (Obligor: Gardens of Montgomery — Series B)(a)(b)(f)(h)	29,000	3,378
0.00%, 01/01/2029 (Obligor: Landings of Montgomery — Series C)(a)(b)(f)	1,955,000	227,722
0.00%, 01/01/2029 (Obligor: Landings of Montgomery — Series D)(a)(b)(f)	65,000	7,571
7.60%, 01/15/2033 (Obligor: The Excel Academy)(b)	740,000	721,643
7.63%, 02/01/2033 (Obligor: Genesis Christian Academy)(b)	2,245,000	2,133,585
		16,878,674
Total Municipal Bonds (Cost $89,346,051)		72,564,523
Private Notes — 2.4%
CHAMP. DAVIE H.S., 0.00%, 06/30/2025(a)(f)	500,000	333,991
Regional Housing & Community Note, 7.50%, 05/03/2025(f)	1,852,295	1,852,295
Total Private Notes (Cost $2,352,295)		2,186,286

See accompanying Notes to Financial Statements.

7

Schedule of Investments (unaudited) (continued) March 31, 2025
	Shares	Value
Short-Term Investments — 13.3%
Money Market Funds — 13.3%
First American Government Obligations Fund — Class X,
4.27%(e)	11,893,666	$11,893,666
Total Short-Term Investments
(Cost $11,893,666)		11,893,666

Total Investments — 96.8%
(Cost $103,592,012)		86,644,475
Other Assets in Excess of Liabilities — 3.2%		2,886,142
Total Net Assets — 100.0%		$89,530,617

Percentages are stated as a percent of net assets.

(a) Non-income producing as the issuer is currently in default.

(b) Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $71,664,892 or 80.0% of the Fund’s net assets.

(c) Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2025.

(d) Security subject to the Alternative Minimum Tax (“AMT”). As of March 31, 2025, the total value of securities subject to the AMT was $2,079,044 or 2.3% of net assets.

(e) The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

(f) Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represent $47,550,363 of 53.1% of net assets as of March 31, 2025.

(g) Non-income producing as the security is in forbearance as March 31, 2025.

(h) Step coupon bond. The rate disclosed is as of March 31,2025.

See accompanying Notes to Financial Statements.

8

2025 Semi-Annual Report | March 31, 2025
Statement of Assets & Liabilities (unaudited) March 31, 2025
Assets:
Investments, at fair value (cost $103,592,012)	$86,644,475
Interest receivable from investments	3,310,383
Prepaid expenses	10,101
Total assets	89,964,959
Liabilities:
Payable to Adviser	289,325
Payable for fund administration & accounting fees	7,338
Payable for professional fees	37,413
Payable for custody fees	1,704
Payable for transfer agent fees & expenses	4,633
Distributions payable	93,929
Total liabilities	434,342
Net Assets	$89,530,617
Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 11,723,698 shares issued and outstanding (1,000,000,000 shares authorized)	$89,531
Additional paid-in capital	130,455,232
Total accumulated loss	(41,014,146)
Net Assets applicable to common stockholders	$89,530,617
Net Asset Value per common share outstanding (net assets applicable to common stockholders, divided by common shares outstanding)	$7.64

See accompanying Notes to Financial Statements.

9

Statement of Operations (unaudited) Period from October 1, 2024 to March 31, 2025
Investment Income:
Interest income	$8,956,724
Other income (loss)	(120)
8,956,604
Expenses:
Advisory fees (See Note 4)	604,648
Legal fees	126,131
Shareholder communication fees	31,232
Fund administration and accounting fees (See Note 4)	35,073
Director fees	51,419
Transfer agent fees and expenses (See Note 4)	32,906
Audit and tax fees	73,023
Registration fees	12,289
Other	65,538
Custody fees (See Note 4)	3,446
Total expenses before reimbursement	1,035,705
Less: fees reimbursed by Adviser (See Note 4)	(30,631)
Net expenses	1,005,074
Net Investment Income	7,951,530
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(14,165,592)
Net change in unrealized appreciation of investments	5,738,861
Net Realized and Unrealized Loss on Investments	(8,426,731)
Net Decrease in Net Assets Resulting from Operations	$(475,201)

See accompanying Notes to Financial Statements.

10

2025 Semi-Annual Report | March 31, 2025
Statement of Changes in Net Assets
	Period Ended March 31, 2025	Year Ended September 30, 2024
	(unaudited)
Operations
Net investment income	$7,951,530	$3,190,473
Net realized loss on investments	(14,165,592)	(3,508,110)
Net change in unrealized appreciation (depreciation) of investments	5,738,861	5,024,790
Net increase (decrease) in net assets resulting from operations	(475,201)	4,707,153
Capital Share Transactions
Proceeds from shares sold	—	549,233
Proceeds from reinvestment of distributions	—	478,639
Payments for shares redeemed	(5,212,019)	(24,116,033)
Decrease in net assets resulting from capital share transactions	(5,212,019)	(23,088,161)
Distributions to Shareholders
From distributable earnings	(7,951,650)	(3,470,601)
From return of capital	—	—
Total distributions to shareholders	(7,951,650)	(3,470,601)
Total Decrease in Net Assets	(13,638,870)	(21,851,609)
Net Assets
Beginning of year	103,169,487	125,021,096
End of year	$89,530,617	$103,169,487
Transactions in Shares:
Shares sold	—	61,640
Shares issued to holders in reinvestment of dividends	—	57,025
Shares redeemed	(626,475)	(2,879,050)
Decrease in Institutional Class shares outstanding	(626,475)	(2,760,385)

See accompanying Notes to Financial Statements.

11

Statement of Cash Flows (unaudited) Period from October 1, 2024 to March 31, 2025
Tax-Exempt Private Credit Fund, Inc.
Cash Flows From Operating Activities
Interest received from investments	$9,147,103
Purchases of long-term investments	—
Proceeds from sales of long-term investments	15,438,284
Proceeds from sales of short-term investments, net	(10,080,399)
Operating expenses paid	(974,774)
Net cash provided by operating activities	13,530,214
Cash Flows From Financing Activities
Issuance of common stock	—
Redemption of common stock	(5,212,018)
Advances (payments) on credit facilities, net	—
Distributions paid to common stockholders	(8,318,196)
Net cash used in financing activities	(13,530,214)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets resulting from operations	$(475,201)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	—
Proceeds from sales of long-term investments	15,438,284
Proceeds from sales of short-term investments, net	(10,080,399)
Net unrealized depreciation of investments	(5,738,861)
Accretion of market discount, net	(49,994)
Net realized gain on investments	14,165,592
Changes in operating assets and liabilities:
Decrease in interest receivable from investments	240,493
Increase in prepaid expenses	(6,136)
Decrease in receivable from Fund Accounting	33,470
Increase in payable to Adviser, net of expense reimbursement	133,563
Decrease in accrued expenses and other liabilities	(130,597)
Total adjustments	14,005,415
Net cash provided by operating activities	$13,530,214
Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$—

See accompanying Notes to Financial Statements.

12

2025 Semi-Annual Report | March 31, 2025
Financial Highlights
	Period Ended March 31, 2025		Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$8.35		$8.27	$9.30	$9.48	$9.65	$9.99
Investment operations:
Net investment income	0.68		0.30	0.31	0.53	0.37	0.47
Net realized and unrealized gain (loss) on investments	(0.71)		0.03	(0.62)	(0.21)	(0.15)	(0.33)
Total from investment operations	(0.03)		0.33	(0.31)	0.32	0.22	0.14
Less distributions from:
Net investment income	(0.68)		(0.25)	(0.37)	(0.50)	(0.37)	(0.48)
Net realized gains	—			(0.35)	—	(0.02)	—
Total distributions	(0.68)		(0.25)	(0.72)	(0.50)	(0.39)	(0.48)
Net asset value, end of period	$7.64		$8.35	$8.27	$9.30	$9.48	$9.65
Total Return(1)	(0.51)%		4.13%	(3.31)%	3.40%	2.38%	1.55%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$89,531		$103,169	$125,021	$179,930	$208,572	$244,920
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(2)	2.14%		2.08%	1.67%	1.62%	1.72%	1.55%
After expense reimbursement/recoupment(2)	2.08%		1.61%	1.55%	1.51%	1.51%	1.40%
Ratio of expenses excluding interest expense to average net assets:
Before expense reimbursement/recoupment(2)	2.14%		1.99%	1.66%	1.62%	1.72%	1.55%
After expense reimbursement/recoupment(2)	2.08%		1.51%	1.55%	1.51%	1.51%	1.40%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment(2)	16.38%		2.31%	3.96%	5.12%	3.03%	4.84%
After expense reimbursement/recoupment(2)	16.44%		2.79%	4.08%	5.23%	3.23%	4.99%
Portfolio turnover rate	0	%(3)	3%	24%	10%	24%	50%

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  Amount is less than one half of one percent of average net assets.

See accompanying Notes to Financial Statements.

13

Notes to Financial Statements (unaudited) March 31, 2025

1. Organization

Tax-Exempt Private Credit Fund, Inc., formerly known as Ecofin Tax-Exempt Private Credit Fund, Inc. (the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offered shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”) until June 21, 2024, when the Fund’s prospectus was amended to suspend offers and sales of its common shares effective as of that date.

The Fund seeks to generate attractive total return with an emphasis on tax-exempt income. “Tax-Exempt” income is income that is exempt from federal income tax or both federal and state income tax.

Prior to October 24, 2024, the Fund was an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund expected to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tendered for repurchase more than 5% of the outstanding shares of the Fund, the Fund could, but was not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

On October 24, 2024, the Fund held a special meeting of shareholders, and at such meeting, Fund shareholders approved two Proposals. Proposal 1 is a Plan of Liquidation and Termination whereby the Fund will seek to conduct an orderly liquidation to harvest the value of its assets, pay debts, and make liquidating distributions to Fund shareholders. The Inspector of Elections reported that of the 12,350,173 shares outstanding and available to vote as of the close of business of August 13, 2024: 7,205,650 shares were present in person or by proxy, and of those shares 6,329,266 shares or 87.84% voted in favor (representing 51.25% of total outstanding shares:, 209,734 shares or 2.91% voted against (representing 1.70% of outstanding shares, and 666,650 shares or 9.25% abstained or withheld from voting (representing 5.40% of total outstanding shares), which abstentions are also treated as a vote against the proposal. As a result of the shareholder approval of Proposal 1, the Expense Limitation and Reimbursement Agreement was terminated effective October 24, 2024.

Proposal 2 asked Fund shareholders to approve a removal of the Fund’s fundamental policy of making quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. The Inspector of Elections reported that of the 12,350,173 shares outstanding and available to vote as of the close of business of August 13, 2024: 7,205,650 shares were present in person or by proxy, and of those shares 6,259,991 shares or 86.88% voted in favor (representing 50.69% of total outstanding shares:, 266,712 shares or 3.70% voted against (representing 2.16% of outstanding shares, and 678,947 shares or 9.42% abstained or withheld from voting (representing 5.50% of total outstanding shares), which abstentions are also treated as a vote against the proposal.

For the period ended March 31, 2025, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Tendered
November 1, 2024	5.0%	619,518	5.0%

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

14

2025 Semi-Annual Report | March 31, 2025
Notes to Financial Statements (unaudited) (continued) March 31, 2025

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.
Level 2	—

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$27,200,446	$45,364,077	$72,564,523
Private Loans	—	—	2,186,286	2,186,286
Short Term Investments	11,893,666	—	—	11,893,666
Total Investments	$11,893,666	$27,200,446	$47,550,363	$86,644,475

The following tables present assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended March 31, 2025:

	Private Loans	Municipal Bonds
Balance — beginning of period	$2,647,665	$28,694,611
Transfers into (out of) Level 3(1)	—	25,388,908
Purchases	558,000	—
Sales	(1,022,270)	—
Accretion/(Amortization)	—	2,062
Net realized gain (loss)	—	(12,780,000)
Net change in unrealized depreciation(1)	2,891	4,058,495
Balance — end of period	$2,186,286	$45,364,077
Net change in unrealized depreciation from investments still held as of 3/31/2025	$2,891	$1,422,172

(1) Transfers between levels are recognized at the end of the reporting period and as such net change in unrealized depreciation does not include unrealized depreciation from investments transferred to Level 3 during the period. Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities.

15

Notes to Financial Statements (unaudited) (continued) March 31, 2025
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average(2)	Impact to valuation from increase to input(3)
Municipal Bonds — Arizona Industrial Development Authority	$ 25,388,908	Income Approach Market Approach	Discount Rate Appraisal Value	9% $44,200,000	9% $44,200,000	Decrease Increase
Municipal Bonds — Capital Trust Agency Inc.	5,951,723	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $176	11% $176	Decrease Increase
Municipal Bonds — Public Finance Authority	14,023,446	Income Approach Market Approach	Discount Rate Sale Price	11% $1,820,000 - $15,000,000	11% $14,595,887	Decrease Increase
Private Loans — Regional Housing & Community Note	1,852,295	Cost	Transaction Price	$100	$100	N/A
Private Loans — CHAMP. DAVIE H.S.	333,991	Income Approach Market Approach	Discount Rate $ per Square Foot	11% $176	11% $176	Decrease Increase

(2)  Weighted by relative fair value.

(3)  Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of March 31, 2025, the Fund had no uncertain tax positions, and no penalties or interest was accrued. The Fund does not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending September 30, 2021 through 2024 remain open to examination by federal and state authorities.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Recent Accounting and Regulatory Updates — In November 2023, the FASB issued ASU No. 2023-07 Segment Reporting (Topic 280); Improvements to Reportable Segment Disclosures, which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management does not expect any impact of the ASU to the Funds’ financial statements.

16

2025 Semi-Annual Report | March 31, 2025
Notes to Financial Statements (unaudited) (continued) March 31, 2025

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financials results.

Market risks such as political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Pursuant to an Expense Limitation and Reimbursement Agreement, through October 24, 2024 the Adviser had agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) would not exceed 0.25% of Managed Assets (annualized). The Fund agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses were less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit was then in effect, such lower limit) within the three-year period after the Adviser incurred the expense; provided, however, that the Adviser could recapture a Specified Expense in the same year it was incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period October 1, 2024 to October 24, 2024, the Adviser did not recoup any previously waived fees for the Fund. The Expense Limitation and Reimbursement Agreement was terminated between the Adviser and the Fund on October 24, 2024. As a result, the Adviser is no longer obligated to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined in the Fund’s prospectus) will not exceed 0.25% of net assets (annualized) and is no longer entitled to reimbursement of any previous expenses borne by the Adviser on behalf of the Fund.

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2025, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

17

Notes to Financial Statements (unaudited) (continued) March 31, 2025

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ending March 31, 2025, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$—	$11,317
Municipal Bonds	—	15,426,967

6. Federal Tax Information

For the year ended September 30, 2024, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of Investments	$123,065,496
Gross unrealized appreciation	687,246
Gross unrealized depreciation	(23,373,644)
Net unrealized appreciation/(depreciation)	$(22,686,398)
Undistributed ordinary income(1)	—
Undistributed tax-exempt income	454,674
Undistributed long-term capital gain	—
Total accumulated loss	(22,231,724)
Other temporary differences	(594,964)
Other accumulated losses	(9,760,607)
Total accumulated gains/(losses)	$(32,587,295)

(1) Undistributed short-term capital gain included in ordinary income.

For the period ended March 31, 2025, the Fund paid $7,951,650 in distributions to shareholders from ordinary income.

For the year ended September 30, 2024, and September 30, 2023, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended September 30, 2024	Year Ended September 30, 2023
Ordinary Income(2)	$716,486	$1,485,001
Tax-Exempt Income(3)	$2,754,115	$5,306,583
Long-Term Capital Gains	$—	$5,913,367

(2) For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(3) Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2024 there were no reclassifications.

As of September 30, 2024, TSIFX had short-term capital loss carryforwards of 1,920,327 and had long-term capital loss carryforwards of $7,840,280 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset the gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

18

2025 Semi-Annual Report | March 31, 2025
Notes to Financial Statements (unaudited) (continued) March 31, 2025

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of March 31, 2025, there were no reverse repurchase agreements outstanding in the Fund.

The Fund had established a line of credit (“LOC”) in the amount of $8,000,000. Borrowings under the LOC were charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Fund’s custodian, U.S. Bank, N.A. During the period October 1, 2024 to February 14, 2025, the Fund did not borrow on the LOC. The LOC matured on February 14, 2025 and was not renewed.

8. Subsequent Events

On April 22, 2025, the Fund paid a special liquidating distribution of $0.8530 per share.

On May 21, 2025, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm, and the Fund’s Board of Directors approved Tait, Weller & Baker, LLP as the independent registered accounting firm of the Fund for the fiscal periods ending after May 21, 2025.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure.

19

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoisecapital.com.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoisecapital.com; and (ii) on the SEC’s Web site at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

20

Board of Directors

Jeff Kruske

Tortoise

Conrad S. Ciccotello

Independent

Allen R. Strain

Independent

John G. Woolway

Independent

Investment Adviser

Tortoise Capital Advisors, L.L.C.

5901 College Boulevard

Suite 400

Overland Park, KS 66211

Independent Registered Public

Accounting Firm

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Transfer Agent, Fund Accountant

and Fund Administrator

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC

111 E. Kilbourn Ave. Suite 2200

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive

Milwaukee, WI 53212

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G. Street, N.W.

Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

5901 College Boulevard Suite 400 Overland Park, KS 66211 www.tortoisecapital.com

(b)    Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/1/24 – 10/31/24	0	0	0	0
Month #2 11/1/24 – 11/30/24	0	0	0	0
Month #3 12/1/24 – 12/31/24	0	0	0	0
Month #4 1/1/25 – 1/31/25	0	0	0	0
Month #5 2/1/25 – 2/28/25	0	0	0	0
Month #6 3/1/25 – 3/31/25	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 11. Controls and Procedures.

(a)     The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)

Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tax-Exempt Private Credit Fund, Inc.
By (Signature and Title)	/s/ Jeff Kruske
Jeff Kruske, Chief Executive Officer
Date:	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeff Kruske
Jeff Kruske, Chief Executive Officer
Date:	June 9, 2025
By (Signature and Title)	/s/ Nicholas Calhoun
Nicholas Calhoun, Principal Financial Officer and Treasurer
Date:	June 9, 2025